                                                                   EXHIBIT 10.25



                                    PECHINEY

                                STOCK OPTION PLAN

                              OF NOVEMBER 25, 1998

                                  ------------


                              SUMMARY OF PLAN TERMS


                    FOR PARTICIPANTS RESIDENT OUTSIDE FRANCE

                              ---------------------

                                TABLE OF CONTENTS


Exhibit 1:  Request for conversion of shares into bearer form

Exhibit:  Request for conversion of shares into bearer form and order to sell

Notice for exercise of options





                                     FOR ADDITIONAL INFORMATION, CONTACT:

-PECHINEY                           Monsieur Pierre MEYNARD
                                    Directeur de la Gestion des Cadres
                                     7, place du chancelier Adenauer
                                    75218 PARIS CEDEX 16
                                     FRANCE

-BANQUE NATIONALE DE PARIS          CENTRE DES EMETTEURS ET TRANSACTIONS TITRES
                                     ACTIONNAIRES TITRES NOMINATIFS
                                     SERVICE PLAN D'OPTIONS
                                     75450 PARIS CEDEX 09
                                     FRANCE


The following is a summary in English of the principal provisions of the stock option plan of PECHINEY of November 25, 1998 (the "1998 Option Plan"). This summary does not purport to be complete and is qualified in its entirety by reference to minutes of the meeting of the Board of Directors of PECHINEY held on November 25, 1998, which defines the terms and conditions applicable to the Option Plan. An abstract of such minutes, which are in French, is available upon request addressed to PECHINEY.

                               GENERAL PRINCIPLES


A stock option plan is a mechanism for providing selected employees and executives or managers of a company the opportunity to acquire stock in their company at a price determined at the time the options are granted and fixed for the term of the options.

The objective is to enable these beneficiaries (referred to in this summary as "participants" in the 1998 Option Plan) to participate in any future appreciation in the price of the stock.


THE OPTIONS GRANTED UNDER THE 1998 OPTION PLAN WILL BE EXERCISABLE FROM NOVEMBER 25, 2003 UNTIL NOVEMBER 24, 2008 INCLUSIVE (see "Exercise of options" in section 1 page 4 and section 0 page 8).


Each option awarded under the 1998 Option Plan gives right to purchase a newly issued share of PECHINEY and the share capital of PECHINEY will, therefore, be increased accordingly.

The award of options does not give rise to any obligation to exercise such options and, therefore, the decision whether or not to exercise such options is entirely within the control of the participant. Each participant is advised to consult his or her own tax and professional financial advisors with respect to a decision whether or not to exercise options awarded under the 1998 Option Plan (see "Taxation" page 7 and "Financing for exercise of options" page 8).



                                  LEGAL CONTEXT


The 1998 Stock Option Plan is subject to the following provisions of French law:

-    articles 208-1 to 208-8-2 of the French law no. 66-537 of July 24, 1966,

-    articles 174-8 to 174-21 of the French decree no. 67-236 of March 23, 1967,

- the French law of December 24, 1996 relating to the financing of the French social security,

as amended from time to time, together with any applicable French regulation which relates to their implementation.

In accordance with these provisions, the Extraordinary General Meetings of the shareholders of PECHINEY held on June 25, 1997 and December 16, 1997 authorized the Board of Directors of PECHINEY to award options to selected managers and employees of the group for subscription of ordinary shares of PECHINEY and defined the general principles applicable thereof.

On November 25, 1998, the Board of Directors of PECHINEY decided to use a portion of this authority in awarding options under the 1998 Option Plan which, in aggregate, gives the right to purchase 337,500 additional shares to be issued by PECHINEY.

                             DESCRIPTION OF THE PLAN


1    PARTICIPANTS

     Options under the 1998 Option Plan have been awarded to selected executives and managers of PECHINEY, or of affiliates of PECHINEY as defined in article 208-4 of the French law no. 66-537 of July 24, 1996, who have been designated by the Board of Directors of PECHINEY on November 25, 1998.


2    AWARDING OF OPTIONS

     Each participant has received a notice informing him/her of the grant of options under the 1998 Option Plan and indicating:

     - the number of shares he/she is entitled to purchase under options awarded;
     - the exercise price of each option awarded to the participant;
     - the period during which each option may be exercised;
     - the other conditions to exercise each option.

3    EXERCISE PRICE

     The exercise price of each option under the 1998 Option Plan is 179.56 FRENCH FRANCS (i.e., 27.37 euros) per share, which corresponds to 95% of the average of the closing price of PECHINEY stock on the Paris stock exchange during the 20 trading days immediately preceding the date on which options under the 1998 Option Plan were awarded by the Board of Directors of PECHINEY.

     This exercise price applies only to options awarded under the 1998 Option Plan. If PECHINEY subsequently awards additional options, the exercise price applicable to such options would be different.

     This exercise price represents the price to be paid by the participant on the date on which the participant decides to exercise his/her options in order to subscribe for the new shares to which these options give right.


4    EXERCISE OF OPTIONS

     Each participant may exercise his/her options at one or several times FROM NOVEMBER 25, 2003 TO NOVEMBER 24, 2008 INCLUSIVE.

     Nevertheless, each time the participant must exercise AT LEAST 10% of the total number of options awarded to him/her.

     In the event of certain transactions affecting the capital of PECHINEY, the Board of

     Directors of PECHINEY reserves the possibility of temporarily suspending B for no longer than three months B the right to exercise options.

5    CONDITIONS TO EXERCISE

     Except as otherwise decided by the Board of Directors of PECHINEY, no option granted under the 1998 Option Plan may be exercised by a participant who ceases all his/her positions in PECHINEY and any affiliates of PECHINEY as defined in article 208-4 of the French law of July 2, 1966, resulting from the DISMISSAL, RESIGNATION OR LAY OFF of the participant, or SALE OF THE EQUITY INTERESTS held in the share capital of the company in which the participant holds his/her position.

     Notwithstanding the foregoing in the event of RETIREMENT or EARLY RETIREMENT of a participant at the request of the employer, as well as in the event of total or partial disability following which the participant ceases all his/her positions within the group, the participant remains entitled to exercise his/her options for the remaining term thereof.

     OPTIONS AND THE RIGHT TO EXERCISE OPTIONS MAY NOT BE SOLD OR TRANSFERRED BY GIFT OR OTHERWISE. However, upon death of the participant, heirs are entitled to exercise the participant's options within six months following the date of death but, once such period is expired, are no longer entitled to exercise these options.

7    TRANSACTIONS IN THE SHARE CAPITAL

     As a general principle, the number of shares to which each option gives right, as well as the exercise price of each option, are fixed for the entire term of the option.

     Nevertheless, article 208-5 of the French law no. 66-537 of July 24, 1966 provides for adjustment of both the exercise price and number of shares in the event of implementation of certain transactions in the share capital of the company before the term of the option, which may modify the share value of the stock (e.g.
     distribution of reserves in cash).

         EXAMPLE (*): distribution of reserves in cash for an amount of 10 French francs per share, with a market value of each share (average of the first daily listing price during the one-month period which precedes the distribution date) of 240 French francs:

         - before the distribution of reserves, 500 options have been awarded to a participant (giving the right to 500 shares to be purchased for an exercise price of 180 French francs per share;

         - at the time of distribution, the exercise price is reduced on the basis of the ratio between the amount per share to be distributed and the market value of each share

-----------------------
(*)               The 180 French francs purchase price does not correspond to the purchase price applicable under the 1998 Option Plan and is for illustration purposes only.

              (i.e. 180 French francs - 180 x 10 = 172.50 French francs)(1);
                                        --------
                                               240

         - in order to allow the participant to invest the same amount, the adjustment of the exercise price is followed by the adjustment of the number of shares so that the total amount of the investments remains the same (i.e. 500 shares x 180/172.50 = 521.74 shares), the adjusted number of shares being then rounded up to the next whole number of shares (i.e. 522 shares to be purchased for an exercise price of 172.50 French francs per share)(2).























-----------------------

(1)      Article 174-12 of the French decree no. 67-236 du 23 mars 1967.
(2)      Article 174-13 of the French decree no. 67-236 du 23 mars 1967.

         --------------------------------------------------------------

                        CHARACTERISTICS OF OPTION SHARES
         --------------------------------------------------------------


1    SHARES TO BE IN REGISTERED FORM

     All shares issued upon exercise of options will be in registered in form and will be registered in an individual account maintained in the name of the participant in the books of BANQUE NATIONALE DE PARIS (CENTRE DES EMETTEURS ET TRANSACTIONS TITRES), which is in charge of handling the 1998 Option Plan.

     No account maintenance or administrative charge will be assessed against participants for so long as shares issued upon exercise of options are kept in registered form with the CENTRE DES EMETTEURS ET TRANSACTIONS TITRES of BANQUE NATIONALE DE PARIS.


2    RIGHTS TO DIVIDENDS

     Shares issued upon exercise of options will be entitled to certain rights which will be retroactive to the first day of the fiscal year during in which options are exercised. In particular, these shares will be entitled to any dividends declared during the following fiscal year in respect of the fiscal year during which options are exercised.

     Accordingly, PECHINEY's fiscal year starts on January 1 and ends on December 31 of each calendar year:

     - each share purchased upon exercise of an option in November 2003 would be entitled to the dividend declared by the general shareholders meeting of PECHINEY in 2004 in respect of the fiscal year ending December 31, 2003 and, upon admission to the Paris stock exchange, will be listed like any other outstanding common share;

     - each share purchased upon exercise of an option in January 2004 would not be entitled to the dividend declared by the general shareholders meeting of PECHINEY in 2004 in respect of the fiscal year ending December 31, 2003, BUT ONLY TO THE DIVIDEND DECLARED BY THE GENERAL SHAREHOLDERS MEETING OF PECHINEY IN 2005 IN RESPECT OF THE FISCAL YEAR STARTING ON THE 1ST OF JANUARY 2004.

         Because such a share will not be entitled to the dividend in respect of the fiscal year ending December 31, 2003, its trading value is expected initially to be less than that of other outstanding common shares. Therefore, such a share will temporarily be listed separately from other outstanding common shares. Upon payment of the dividend in respect of the fiscal year ending December 31, 2003, such a share will be assimilated to any other outstanding common share and will no longer be listed separately.

         ---------------------------------------------------------------
                               TRANSFER OF SHARES
         ---------------------------------------------------------------


1    GENERAL PRINCIPLES

     Shares issued upon exercise of options may be freely sold upon their listing to the Paris stock exchange.

     Nevertheless, each participant is responsible for complying with the internal procedures adopted by the Board of Directors of PECHINEY on March 29, 1996 (Prevention of the utilisation or communication of privileged information) as updated by the service note DG 98-06 of February 9, 1998 (Prevention of insider trading) and as amended or updated from time to time by any other internal procedures or service note which may be issued by the corporate bodies or managers of PECHINEY.


2    COMMENTS

     - Certain participants will wish to hold shares acquired upon exercise of options in order to benefit from any future growth of PECHINEY.

         Others, for various reasons, will prefer to sell these shares, taking into account their listing price on the Paris stock exchange as well as the tax rules applicable in their country of residence.

     - Pursuant to the French tax regulations, shares issued under the 1998 Option Plan will be in registered form. THE CONVERSION OF SHARES FROM REGISTERED TO BEARER FORM IS CONSIDERED BY THE FRENCH TAX AUTHORITIES AS A TRANSFER OF THE SHARES.

         As shares can be sold on the Paris stock exchange only in bearer form, participants will be required to effect this conversion prior to transfer.

     - Shares that are acquired upon exercise of options between January 1st and the date of payment of the dividend which related to the preceding fiscal year WILL BE LISTED SEPARATELY FROM OTHER OUTSTANDING COMMON SHARES AND ARE EXPECTED TO LISTED AT A LOWER PRICE (see section 2 page
         6). Therefore, participants wishing to sell these shares during such interim period may experience delays in effecting their transactions, as shares temporarily listed separately from other outstanding common shares tend to be thinly traded.



                  ---------------------------------------------
                                    TAXATION
                  ---------------------------------------------


     Being able to benefit from any appreciation in the price of the stock, each participant may enjoy the difference between the selling price of shares purchased upon exercise of options and the exercise price.

     THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1998 OPTION PLAN WILL GENERALLY DEPEND ON THE CITIZENSHIP AND/OR RESIDENCY OF THE PARTICIPANT. Depending on the applicable tax system, a tax event may occur in connection with the grant of options under the 1998 Option Plan, at the time of exercise of options, and/or upon disposition of shares acquired upon exercise of options.

     EACH PARTICIPANT IS INDIVIDUALLY RESPONSIBLE FOR FAMILIARIZING HIMSELF OR HERSELF WITH, AND FULFILLING ALL TAX OBLIGATIONS ARISING IN CONNECTION WITH HIS OR HER PARTICIPATION IN THE 1998 OPTION PLAN.


         ---------------------------------------------------------------
                        FINANCING FOR EXERCISE OF OPTIONS
         ---------------------------------------------------------------


THE AMOUNT OF THE EXERCISE PRICE RELATING TO EACH OPTION BEING EXERCISED MUST BE PAID IN FULL AT THE TIME OF EXERCISE.

Participants will be individually responsible for payment of the exercise price, and any participant wishing to obtain financing for an option exercise should contact his/her bank or other financial institution.

His/her bank or other financial institution may accept to arrange such a financing upon the presentation of the participating letter (see section 2 page
4) and the notice for exercise of options. To secure indebtedness, the pledge of the shares so purchased may be requested by this financial institution.


         ---------------------------------------------------------------
                            PRACTICAL CONSIDERATIONS
         ---------------------------------------------------------------

1    EXERCISE OF OPTIONS

     To exercise his/her option, a participant will have to address the following documents to PECHINEY (to the attention of Monsieur Pierre MEYNARD B Directeur de la Gestion des Cadres) (see address page 2):

     - a notice for exercise of options (attached herewith) duly completed and signed; and

     - a check or money order denominated in euros or French francs for the full amount of the exercise price, payable to PECHINEY.

     THE DATE OF RECEIPT BY PECHINEY OF THE NOTICE FOR EXERCISE OF OPTIONS WILL CONSTITUTE THE DATE OF EXERCISE.

     A confirmation of the exercise of options will be sent to the participants within several days by the CENTRE DES EMETTEURS ET TRANSACTIONS TITRES of BANQUE NATIONAL DE PARIS, which is in charge of performing certain administrative duties under the 1998 Option Plan. This confirmation will set forth the following information:

         -    the date of exercise of options;

         -    the number of shares purchased;

         -    the aggregate purchase price;

         -    the amount of gain realised upon exercise(1); and

         - the number of shares remaining subject to the participation's options (number of options not yet exercised).

                                    (1)      This item concerns French residents
                                       only; French tax definition of the
                                       difference between the value of the share on the exercise date and the purchase price of this share under the option exercise.

     In case, the participant exercises only part of his/her options, the participant will use, for any later exercise, a new notice for exercise of options.


2    TRANSFER OF SHARES

     In order to sell shares purchased upon exercise of options, a participant may elect either of the two following methods:

     a) the participant may transfer shares to his or financial institution, which will then execute the sale upon his/her request.

         A participant wishing to sell shares through his or her financial institution would have to address the following documents to the CENTRE DES EMETTEURS ET TRANSACTIONS TITRES of BANQUE NATIONALE DE PARIS (see address page 2):

         - A REQUEST FOR CONVERSION OF SHARES INTO BEARER FORM, duly completed and signed (see EXHIBIT 1), including the address and reference information which are necessary to identify the financial institution (bank, brokerage firm, etc.) to which the shares are to be transferred and the proceeds of their sale to be then transferred; and

         - a recent account information form (or cancelled check) (or other document) showing the account number and reference numbers to identify the financial institution.

         NOTE:            Transfer of shares to accounts situated outside of
              France often results in significant delays regardless of the country involved, which may be as long as several weeks depending on the financial institution involved.

     b) the participant may request BANQUE NATIONAL DE PARIS to execute the sale of the shares. It should be noted that BANQUE NATIONAL DE PARIS may only execute a trade "a tout prix", which means that the sale order will be executed at the current market price at the time of the transaction.

         A participant wishing to sell shares through BANQUE NATIONALE DE PARIS would have to address the following documents by fax to BNP - CETT B ATN - PLAN D'OPTIONS:

         - A REQUEST FOR CONVERSION OF SHARES INTO BEARER FORM AND ORDER TO SELL, duly completed and signed (see EXHIBIT 2), including the address and reference information for the account to which the proceeds of the sale will have to be transferred net of expenses(1) and, if applicable, taxes; and

         - a recent account information form (or cancelled check) (or other document) showing the account number and reference numbers to identify the financial institution.

                              (1)      For transactions effected through
                                       BANQUE NATIONALE DE PARIS, a processing
                                       fee will be assessed in addition to
                                       brokerage fees and fees will be deducted from the proceeds of the sale.

         In addition, the originals would have to sent by mail or courier to the CENTRES DES EMETTEURS ET TRANSACTIONS TITRES of BANQUE NATIONALE DE PARIS (see address page 2) FOR CONFIRMATION PURPOSES.

                                                                       EXHIBIT I




                                    PECHINEY

                REQUEST FOR CONVERSION OF SHARES INTO BEARER FORM
                     STOCK OPTION PLAN OF NOVEMBER 25, 1998

I, the undersigned, (1)[]Mrs (1)[]Miss (1)[]Mr

                                                                       last name
                                                           first and middle name
                                                                         address
                                                         date and place of birth

     holder of ________ shares in PECHINEY with a par value of 15,25 euros, issued in the context of the stock option plan of November 25, 1998,


1)   hereby request the following shares to be converted into bearer form:
                              (number of shares spelled out) shares purchased on (number of shares spelled out) shares purchased on (number of shares spelled out) shares purchased on

Above-mentioned shares are converted into bearer form:
     (1)[] before November 25, 2003 because of death or other event of early exercise determined by the Board of Directors of PECHINEY
     (1)[]    on or after November 25, 2003

2)   hereby request these shares to be transferred to my following account:
     no.
                          BANK                                           BRANCH
Enclosed:  (1)[] account information form  (1)[] cancelled check
           (1)(2)[] other document

                                              Signed in               , on
                                                           (Signature)






(1) Please indicate as appropriate
(2) Showing the account number and reference numbers to identify the bank or other financial institution

                                                                       EXHIBIT 2
-------------------------------
     To be sent by fax to
  Banque Nationale de Paris
 CETT - ATN - PLANS D'OPTIONS
     (- 33.1.40.14.79.78)
   and originals by mail or
   courier for confirmation
-------------------------------

                                    PECHINEY

       REQUEST FOR CONVERSION OF SHARES INTO BEARER FORM AND ORDER TO
                                      SELL
                     STOCK OPTION PLAN OF NOVEMBER 25, 1998

I, the undersigned, (1)[]Mrs (1)[]Miss (1)[]Mr

                                                                       last name
                                                           first and middle name
                                                                         address
                                                         date and place of birth

     holder of ________ shares in PECHINEY with a par value of 15,25 euros, issued in the context of the stock option plan of November 25, 1998,


1)   hereby request the following shares to be converted into bearer form:
                              (number of shares spelled out) shares purchased on (number of shares spelled out) shares purchased on (number of shares spelled out) shares purchased on

Above-mentioned shares are converted into bearer form:
     (1)[] before November 25, 2003 because of death or other event of early exercise determined by the Board of Directors of PECHINEY
     (1)[]     on or after November 25, 2003


2)   hereby request the sale(2), at the current price (i.e., "a TOUT PRIX"), of:
                                        (number of shares spelled out) shares of
PECHINEY


3) hereby request the net proceeds of the sale to be credited to my following account: no.
                       BANK                                          BRANCH
Enclosed:  (1)[] account information form  (1)[] cancelled check
           (1)(3)[] other document

I am sending the original of this document for confirmation by mail or courier to BNP - C.E.T.T. - A.T.N. - PLAN D'OPTIONS - 75450 PARIS CEDEX 09 - FRANCE

                                            Signed in                  , on
                                                           (Signature)

(1) Please indicate as appropriate

(2) The order to sell cannot be executed until such time as the shares have been issued and listed if the order to sell is given at the same time as the options are exercised

(3) Showing the account number and reference numbers to identify the bank or other financial institution

 ----------------------------
    Copy no. 1 to be sent
        by PECHINEY to
  BANQUE NATIONALE DE PARIS
 CETT - ATN - PLANS D'OPTIONS
 ----------------------------

                                    PECHINEY
                         NOTICE FOR EXERCISE OF OPTIONS
                     STOCK OPTION PLAN OF NOVEMBER 25, 1998

I, the undersigned, (1)[]Mrs (1)[]Miss (1)[]Mr
                                   Last name          First name and middle name
                                                                         Address


acting in my capacity as beneficiary of               _______options awarded to
me by the Board of Directors of PECHINEY on November 25, 1998 in order to purchase an equal number of new shares to be issued by PECHINEY in the proportion of one newly issued share for one awarded option, with knowledge of the terms and conditions of the transaction as summarised on the reverse side and wishing to exercise the rights granted to me under said options awarded to me, hereby declare that:

                                        (1)[]  I exercise in whole
                                        (1)[]  I exercise in part
the options awarded to me on November 25, 1998 and, therefore, hereby purchase:



                  newly issued shares in registered
--------------    form



and pay, up to 179,56 FRENCH FRANCS or 27,37 euros per share,
the sum of                                           FRF              or Euros
                                                        --------------
by (1)[]check or (1)[]money order attached hereto and             (Total amount)
payable to PECHINEY.

Signed in                on                             Signature(2)
         ----------------  ----------------


--------------------------------------------------------------------------------
This form, filed with the BANQUE NATIONALE DE PARIS, will serve as proof of the power of attorney to subscribe newly issued shares (article 3-1 of the French law no. 33-1 of January 3, 1983).

Where provisions of this article are not applicable, this form constitutes a subscription request submitted to French stamp duties payable with the French State. General Authorisation of July 19, 1966 no. 2409 under the specific register maintained by B.N.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RESERVED TO PECHINEY

     Date of receipt of the notice for exercise of options and visa:


     Comments:
--------------------------------------------------------------------------------
                   COPY NO. 3 MUST BE KEPT BY THE UNDERSIGNED
--------------------------------------------------------------------------------


(1)  Please indicate as appropriate

(2) Please add in handwriting the following French wording above your signature "Bon pour souscription de ... (number of shares spelled out) ... actions PECHINEY".

----------------------------
   Copy no.2 to be kept
        by PECHINEY
----------------------------

                                    PECHINEY
                         NOTICE FOR EXERCISE OF OPTIONS
                     STOCK OPTION PLAN OF NOVEMBER 25, 1998

I, the undersigned, (1)[]Mrs (1)[]Miss (1)[]Mr
                                  Last name           First name and middle name
                                                                         Address


acting in my capacity as beneficiary of                 _______options awarded
to me by the Board of Directors of PECHINEY on November 25, 1998 in order to purchase an equal number of new shares to be issued by PECHINEY in the proportion of one newly issued share for one awarded option, with knowledge of the terms and conditions of the transaction as summarised on the reverse side and wishing to exercise the rights granted to me under said options awarded to me, hereby declare that:

                                        (1)[]  I exercise in whole
                                        (1)[]  I exercise in part
the options awarded to me on November 25, 1998 and, therefore, hereby purchase:



                  newly issued shares in registered
------------      form


and pay, up to 179,56 FRENCH FRANCS or 27,37 euros per share,
the sum of                                            FRF _____________ or Euros

by (1)[]check or (1)[]money order attached hereto and payable             (Total
amount)
to PECHINEY.

Signed in              on                      Signature(2)
         --------------  --------------

--------------------------------------------------------------------------------
This form, filed with the BANQUE NATIONALE DE PARIS, will serve as proof of the power of attorney to subscribe newly issued shares (article 3-1 of the French law no. 33-1 of January 3, 1983).

Where provisions of this article are not applicable, this form constitutes a subscription request submitted to French stamp duties payable with the French State. General Authorisation of July 19, 1966 no. 2409 under the specific register maintained by B.N.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RESERVED TO PECHINEY

     Date of receipt of the notice for exercise of options and visa:


     Comments:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   COPY NO. 3 MUST BE KEPT BY THE UNDERSIGNED
--------------------------------------------------------------------------------

(1)  Please indicate as appropriate

(2) Please add in handwriting the following French wording above your signature "Bon pour souscription de ... (number of shares spelled out) ... actions PECHINEY".

----------------------------
   Copy no.3 to be kept
        by PECHINEY
----------------------------

                                    PECHINEY
                         NOTICE FOR EXERCISE OF OPTIONS
                     STOCK OPTION PLAN OF NOVEMBER 25, 1998

I, the undersigned, (1)[]Mrs (1)[]Miss (1)[]Mr
                                  Last name           First name and middle name
                                                                         Address


acting in my capacity as beneficiary of                ________ options awarded
to me by the Board of Directors of PECHINEY on November 25, 1998 in order to purchase an equal number of new shares to be issued by PECHINEY in the proportion of one newly issued share for one awarded option, with knowledge of the terms and conditions of the transaction as summarised on the reverse side and wishing to exercise the rights granted to me under said options awarded to me, hereby declare that:

                                        (1) []  I exercise in whole
                                        (1) []  I exercise in part

the options awarded to me on November 25, 1998 and, therefore, hereby purchase:



         newly issued shares in registered
-------- form



and pay, up to 179,56 FRENCH FRANCS or 27,37 euros per share,
the sum of                                           FRF _____________ or Euros

by (1)[]check or (1)[]money order attached hereto and payable            (Total
amount)
to PECHINEY.

Signed in               on                                Signature(2)
         ---------------  --------------


This form, filed with the BANQUE NATIONALE DE PARIS, will serve as proof of the power of attorney to subscribe newly issued shares (article 3-1 of the French law no. 33-1 of January 3, 1983).

Where provisions of this article are not applicable, this form constitutes a subscription request submitted to French stamp duties payable with the French State. General Authorisation of July 19, 1966 no. 2409 under the specific register maintained by B.N.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RESERVED TO PECHINEY

     Date of receipt of the notice for exercise of options and visa:

     Comments:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COPY NO. 3 MUST BE KEPT BY THE UNDERSIGNED
--------------------------------------------------------------------------------


(1)  Please indicate as appropriate

(2) Please add in handwriting the following French wording above your signature "Bon pour souscription de ... (number of shares spelled out) ... actions PECHINEY".



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                                    PECHINEY
              Societe anonyme au capital de 1.243.795.901,75 euros
           Siege social: 7, place du Chancelier Adenauer - 75116 Paris
                           R.C.S.: 562 095 66 - PARIS

CORPORATE PURPOSE

The purpose of the company, both in France and abroad, is as follows:

- the manufacture, processing, and sale of all chemical, metallurgical, electrochemical and electrometallurgical products and of all packaging products, together with their derivatives, compounds, sub-products and raw materials;

- the manufacture and sale of all equipment required for the manufacture and processing of these products;

- the prospecting, seeking out, extraction or exploitation of all deposits of minerals or mineral substances and of all sources of energy;

- all creations and exploitations of industrial establishments, all industrial, commercial, securities, real estate, and financial transactions relative to the manufacture of these products.

The company is entitled to engage in these transactions either for its personal account, alone or through participation, in various partnerships or societies with any other persons, or on behalf of any natural person or legal entity, French or foreign.

The company's purpose is also to participate directly or indirectly in all commercial, industrial, and financial transactions which are related directly or indirectly to its purpose through the creation of new companies, contributions, the subscription for or purchase of company rights, mergers, joint-venture companies, or any other form whatsoever.

Generally speaking, the company is entitled to engage in all commercial, industrial, agricultural, securities, real estate, and financial transactions relating to the purposes specified above.

STOCK OPTION PLAN OF NOVEMBER 25, 1998

Options have been awarded by the Board of Directors of PECHINEY on November 25, 1998 to selected managers and employees of PECHINEY as defined in article 208-4 of the French law no. 66-537 of July 24, 1966, in accordance with the authorisation and the powers granted to the Board of Directors of PECHINEY by the Extraordinary General Meetings of the shareholders of PECHINEY held on June 25, 1997 and December 16, 1997.

These options cannot be exercised before November 25, 2003, unless death of the participant or early exercise in one of the other events determined by the Board of Directors of PECHINEY in accordance with the authorization granted to it in connection therewith by the Extraordinary General Meeting of the shareholders of PECHINEY held on June 2, 1999.





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These options can be exercised until November 24, 2004 inclusive.

Each participant is entitled, upon exercise of the options awarded to the participant, to subscribe to the new shares of PECHINEY to be issued by PECHINEY and to which such options give right, as mentioned in a notice remitted to the participant in connection thereof, at a purchase price of 179.56 French francs or 27.37 euros per share. Each of these shares must be fully paid-up in cash at the time of the subscription and will be issued in registered form.

Each share subscribed upon exercise of an option will be submitted to any provision of the articles of incorporation of PECHINEY and will retroactively enjoy all rights attached to the common shares of PECHINEY as from the first day of the fiscal year during the related option is exercised.